Segment Information	6 Months Ended
Mar. 31, 2024
Segment Information [Abstract]
SEGMENT INFORMATION

Note 13 — SEGMENT INFORMATION

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments The Company has determined that it has two operating segments as defined by ASC 280, “Segment Reporting”: education and wellness and others. Education segment offers foreign language tutorial services and other education training management services in China. The wellness and others segment offers wellness service as well as related products and others services.

Selected financial information is presented below:

	Education		Wellness and others		Total
	2024	2023	2024	2023	2024	2023
Revenues	$3,689,016	$3,526,598	$18,920	$-	$3,707,936	$3,526,598
Cost of revenues	2,053,164	2,285,768	21,896	-	2,075,060	2,285,768
Gross profit	1,635,851	1,240,830	(2,975)	-	1,632,876	1,240,830
Interest expenses, net	111,304	142,967	(20)	-	111,284	142,967
Depreciation and amortization	53,008	79,916	920	-	53,928	79,916
Capital expenditures	15,531	167,292	17,566	-	33,097	167,292
Segment assets	15,693,113	19,448,093	746,821	-	16,439,934	19,448,093
Segment loss	$(1,542,596)	$(3,662,596)	$(251,568)	$-	$(1,794,164)	$(3,662,596)